                                                                      EXHIBIT 24


                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ RICHARD L. WAMBOLD
                                                --------------------------------
                                                Richard L. Wambold

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ ANDREW A. CAMPBELL
                                                --------------------------------
                                                Andrew A. Campbell

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ LARRY D. BRADY
                                                --------------------------------
                                                Larry D. Brady

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ K. DANE BROOKSHER
                                                --------------------------------
                                                K. Dane Brooksher

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ ROBERT J. DARNALL
                                                --------------------------------
                                                Robert J. Darnall

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as her true and lawful attorney, to execute in her name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ MARY R. (NINA) HENDERSON
                                                --------------------------------
                                                Mary R. (Nina) Henderson

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ ROGER B. PORTER
                                                --------------------------------
                                                Roger B. Porter

                               PACTIV CORPORATION

                                POWER OF ATTORNEY

         The undersigned does hereby appoint James V. Faulkner, Jr., as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2004 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

         IN TESTIMONY THEREOF, the undersigned has executed this instrument this 11th day of March, 2005.


                                                /s/ NORMAN H. WESLEY
                                                --------------------------------
                                                Norman H. Wesley